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                                                                   EXHIBIT 99.2

                      IN THE UNITED STATES DISTRICT COURT
                       FOR THE NORTHERN DISTRICT OF TEXAS
                                DALLAS DIVISION

- ----------------------------------------
                                       )
ELLEN O'SHEA, et al.,                  )
                                       )
         Plaintiffs,                   )       CIVIL ACTION CAUSE NO.
                                       )          3:94-CV-1428-J
v.                                     )
                                       )
SEARCH CAPITAL GROUP, INC., et al.,    )
                                       )       CONSOLIDATED WITH
                    Defendants and,    )
            Third Party Plaintiffs,    )
                                       )
v.                                     )       CIVIL ACTION CAUSE  NOS.:
                                       )          3:94-CV-1452-J; and
MIKE MUSGROVE and                      )          3:94-CV-1494-J
MITCH MUSGROVE,                        )
                                       )
            Third Party Defendants,    )
                                       )
- ----------------------------------------

                     FINAL JUDGMENT AND ORDER OF DISMISSAL

        This matter having come before the Court for hearing, pursuant to the Order of this Court, dated February 2, 1996, on the application of the Settling Parties for approval of the settlement provided for in a Stipulation of Settlement and its exhibits, dated as of October 25, 1995 (collectively the "Stipulation") and due and adequate notice having been given to the Class defined below as required in the Order, and the Court having considered all papers filed and proceedings, and good cause appearing therefore, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that:


FINAL JUDGMENT AND ORDER OF DISMISSAL                                 Page 1
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  1.  This Court has jurisdiction over the subject matter of this Litigation and over all parties to this Litigation, including all members of the Class (as defined in the Stipulation).

  2. Pursuant to Rule 23 of the Federal Rules of Civil Procedure and Section 3(a)(1) of the Securities Act of 1933, this Court hereby approves the settlement provided for in the Stipulation. The Court further finds that the settlement is, in all respects, fair, reasonable, and adequate to the "Class." Solely for the purposes of the settlement provided for in the Stipulation, this Court finds that this action may be maintained as a class action and hereby certifies as the Class:

                          All persons who purchased the common stock of Search Capital Group, Inc. ("Search") from December 10, 1993 to and including July 5, 1994 ("Class Period"). Excluded from the Class are Defendants, members of the Defendant Underwriter Class (as identified in the Amended and Consolidated Complaint and the Stipulation), members of immediate families of the Individual Defendants, any entity in which any Defendant has or had a controlling interest and the officers and directors of any of the Defendants.

     3. As set forth in the Stipulation of Settlement dated as of October 25, 1995, the Settlement provided for in the Stipulation has been determined to be $2,900,000 payable in (a) common shares of Search Capital Group, Inc. which shall be paid by the issuance by Search Capital Group, Inc. of 1,848,000 shares of the common stock of Search Capital Group, Inc. and (b) cash In the amount of $287,500.00 on or before ten (10) days after the Effective Date of this Settlement, as defined in the Stipulation.

     4. The settlement provided for in the Stipulation, including the respective contributions, releases, and Class Settlement Stock issued to the persons identified





FINAL JUDGMENT AND ORDER OF DISMISSAL                                     Page 2
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in the Stipulation and its exhibits, in accordance with Section 3(a)(10) of the
Securities Act of 1933, is fair, reasonable, and adequate as to each of the Parties, and the settlement provided for in the Stipulation and its exhibits is hereby finally approved in all respects, and the Parties are hereby directed to consummate and perform its terms.

     5. Except as to any individual claim of those persons (identified on Exhibit B hereto) who have validly and timely requested exclusion from the Class, the Court hereby dismisses with prejudice and without costs (except as otherwise provided in the Stipulation) the Litigation (as defined in Paragraph 1 of the Stipulation) against the Released Persons (as defined in Paragraph
V.1.20 of the Stipulation).

     6. Upon the Effective Date of the settlement, each and every Released Claim (as defined in Paragraph V.1.19 of the Stipulation) of each and every Class Member, except those who have validly requested exclusion from the Class, whether or not such Class Member has filed a Proof of Claim and Release, and the named Plaintiffs are and shall be deemed to be conclusively released as against the Released Persons (as defined in Paragraph V.1.20 of the Stipulation). "Released Claims" shall mean all claims (including "Unknown Claims" as defined in Paragraph V.1.25 of the Stipulation), demands, rights, liabilities, and causes of action of every nature and description whatsoever, known or unknown, asserted or that might have been asserted, including, without limitation, any claims of violations of federal or state securities laws, and any federal or state law claims of fraud, intentional misrepresentation, negligent misrepresentation, negligence, gross negligence, breach of duty of care and/or breach of duty of loyalty, fraud, breach of fiduciary duty, or violations of any state or federal





FINAL JUDGMENT AND ORDER OF DISMISSAL                                     Page 3

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statutes, rules or regulations, by any Class Member against the Released
Persons arising out of, relating to, or in connection with either: (i) a Class Member's purchase(s) of Search common stock during the Class Period; or (ii) the facts, transactions, events, occurrences, acts, disclosures, statements, omissions or failures to act which were alleged or could have been alleged in the Plaintiffs' First Amended and Consolidated Complaint ("Complaint") in this Litigation.

     7. All Class Members, except those who have validly requested exclusion from the Class, are hereby forever barred and enjoined from prosecuting any of the Released Claims against any of the Released Persons.

     8. The notice given to the Class of the settlement provided for in the Stipulation and the other matters set forth therein was the best notice practicable under the circumstances, including individual notice to all members of the Class who could be identified through reasonable effort. Such notice provided due and adequate notice of those proceedings and of the matters set forth therein, including the proposed settlement provided for in the Stipulation, to all persons entitled to such notice, and such notice fully satisfied the requirements of Rule 23 of the Federal Rules of Civil Procedure and the requirements of due process.

     9. All claims for contribution, indemnification or reimbursement, however denominated, against any of the Settling Defendants, the Underwriter Defendants, Third Party Defendants or against non-settling defendant Hein + Associates arising under federal or state law, including those based in tort, contract, or statute, or any other body of law, in favor of persons, including Settling Defendants, the Underwriter Defendants, Third Party Defendants, or the non-settling defendant, who are asserted





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to be or who may be joint tortfeasors or wrongdoers, however denominated, with any of the Settling Defendants, the Underwriter Defendants or Third Party Defendants or non-settling defendant are extinguished, discharged, satisfied. barred, and enjoined. Should any parts of the case involving the non-settling defendant be tried, and monetary damages be awarded to Plaintiffs for the joint liability of any or all defendants, non-settling defendant Hein + Associates is entitled to a credit, on all federal and state law claims, for the settlement described in the Stipulation of Settlement. The credit shall be determined in accordance with the proportionate share rule described in McDermott, Inc. v. AmClyde, 114 S. Ct.1461 (1994), viz.: (i) in the trial of plaintiffs' claims against non-settling defendant Hein + Associates, the jury will determine, by percentage, the proportionate share of responsibility for each of the Settling Defendants, the settling Third Party Defendants, and non-settling defendant Hein + Associates, (ii) any damages found by the jury will be reduced by the percentage of responsibility the jury finds attributable to the Settling Defendants and the settling Third Party Defendants, and (iii) judgment may be entered against non-settling defendant Hein + Associates for only the remaining damages, if any, in accordance with the percentage of responsibility the jury finds attributable to Hein + Associates. The Settling Defendants are forever discharged and the Court finds that this Settlement is fundamentally fair and equitable.

     10. This Court expressly finds and determines that there is no just reason for delay in the entry of this Order as a Final Judgment approving the Stipulation of Settlement and dismissing with prejudice on the merits, without costs, as to the defendants Search Capital Group, Inc., Daniel E. Staub, Scott
A. Carlson, Richard L.





FINAL JUDGMENT AND ORDER OF DISMISSAL                                     Page 5

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Morgan, Jim D. Schultz, Lloyd E. Adams, Sam B. Myers, Jr., Perry W. Cloud, Jr.,
and A. Brean Murray, and Brean Murray, Foster Securities, Inc. (the "Settling Defendants"), the Amended and Consolidated Complaint filed under Civil Action No. 3:94-CV-1428-J (the "Action"), in the United States District Court for the Northern District of Texas (Dallas Division), and as to Mitch Musgrove and Mike Musgrove (the "Third Party Defendants"), all complaints against such settling Third Party Defendants filed in the Action, and dismissing with prejudice all claims asserted in the Action against the Settling Defendants or the Third
Party Defendants based on the facts alleged in the Complaint on behalf of plaintiffs and on behalf of members of the plaintiff class or by the third party plaintiffs against the Third Party Defendants. Accordingly, the Clerk of this Court is hereby expressly ORDERED AND DIRECTED to enter this Order as a Final Judgment pursuant to Fed. R. Civ. P. 54(b).

     11. Without affecting the finality of this Judgment in any way, this Court hereby retains continuing jurisdiction over (a) implementation of the Settlement; (b) disposition of the Settlement Fund; (c) hearing and determining applications for Plaintiffs' attorneys' fees and expenses (including fees and costs of experts and/or consultants); (d) all parties for the purpose of enforcing and administering the settlement provided for in the Stipulation; and
(e) the continuing prosecution of claims against Hein + Associates as well as any other non-settling defendant.

     12. In the event that the settlement does not become effective in accordance with the terms of the Stipulation, then this Judgment shall be rendered null and void and shall be vacated and, in such event, all orders entered and releases delivered in connection herewith shall be null and void.





FINAL JUDGMENT AND ORDER OF DISMISSAL                                     Page 6